SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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BELLACASA PRODUCTIONS, INC.
________________________________________________
(Name of Registrant as Specified In Its Charter)

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BELLACASA PRODUCTIONS, INC.
237 Cedar Hill Street, Suite 4
Marlborough, MA 01752
(508) 597-6330

                                                                                                                                                          May __, 2006

To our Stockholders:

            Enclosed please find an Information Statement providing information to you regarding the following corporate actions taken by the Board of Directors and the holders of more than 50% of the outstanding shares (the "Majority Stockholders") of the common stock, par value $0.0001 per share, (the "Common Stock") of BELLACASA PRODUCTIONS, INC. (the "Company"):

            1. Approving an amendment to our Articles of Incorporation to change the name of the Company to Aquamer Medical Technologies, Inc.

            2. Approving an amendment to our Articles of Incorporation to increase the authorized shares of Common Stock from 50,000,000 shares to 300,000,000 shares.

            3. Approving the filing of the Amended and Restated Articles of Incorporation to reflect the change of our corporate name and the increase of the number of authorized shares of Common Stock.

            4. Approving an amendment to our stock option plan increasing the number of shares of Common Stock authorized for issuance under the 1998 Bellacasa Productions, Inc. Stock Option Plan (the "Stock Option Plan") from 1,000,000 shares to 5,000,000 shares of Common Stock and changing the name of the Stock Option Plan to reflect the change of our corporate name.

            The Majority Stockholders and our Board of Directors have authorized our officers to fix the record date for the changes to our Articles of Incorporation and to execute documents and take all such other action as is necessary to effect the authorized action.

            The written consent of the Majority Stockholders assures that the above action will occur without your vote. Your vote is not required to approve this action, and the enclosed Information Statement is not a request for your vote or your proxy. This Information Statement is being provided only to inform you of the action that has been taken.

                                                                                                                     Very truly yours,

                                                                                                                      BELLACASA PRODUCTIONS, INC.

                                                                                                                      /s/ Edwin A. Reilly

                                                                                                                      President and Chief Executive Officer

BELLACASA PRODUCTIONS, INC.
237 Cedar Hill Street, Suite 4
Marlborough, MA 01752
(508) 597-6330

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

            This Information Statement is first being furnished on or about May __, 2006 to the holders of record as of the close of business on April 28, 2006 (the "Record Date") of the common stock, par value $0.0001 per share, (the "Common Stock") of Bellacasa Productions, Inc. ("Bellacasa," "we," "our," or "us" or the "Company").  The board of directors of the Company (the "Board of Directors") has approved, and a total of nine stockholders owning 20,922,617 shares of our Common Stock outstanding as of April 28, 2006 have consented in writing to, the actions described below. Such approval and consent constitutes the approval and consent of holders of more than 50% of the outstanding shares of the Common Stock (the "Majority Stockholders") and is sufficient under the Nevada General Corporation Law and our Articles of Incorporation and Bylaws to approve the action. Accordingly, the actions will not be submitted to the other stockholders of Bellacasa Productions, Inc. for a vote. This Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including Regulation 14C.

            The date of this Information Statement is May __, 2006.

GENERAL

            We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Common Stock.

            We will only deliver one Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. We will promptly deliver a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the document was delivered upon oral or written request to:

            BELLACASA PRODUCTIONS, INC.
            237 Cedar Hill Street, Suite 4
            Marlborough, MA 01752
            (508) 597-6330

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 may also be obtained, at no charge, by request to us at the above address.

INFORMATION ON CONSENTING STOCKHOLDERS

            Pursuant to our Bylaws and the Nevada General Corporation Law, a vote by the Majority Stockholders is sufficient to effect the actions described herein. Our Articles of Incorporation do not authorize cumulative voting. As of the Record Date, we had 39,379,648 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote.  Of the total shares of Common Stock, an affirmative vote of more than 50%, or 19,689,825 is required to pass any stockholder resolution. The Majority Stockholders who consented to the actions described herein (the "Consenting Stockholders") are the owners of 20,922,617 shares of Common Stock representing a total of 53.1% of the total shares of Common Stock outstanding as of the Record Date.  Pursuant to NRS 78.320(2), the Consenting Stockholders voted in favor of the actions described herein in written consents dated May 4, 2006. The Consenting Stockholders' names and shares voted are as follows:

Name of Consenting Stockholder	Shares of Common StockVoted by Consent	Percent of Outstanding Common Stock

Steven Preiss (1)	6,200,000	15.7%
Maria DeVito	6,200,000	15.7
Patricia Jenkins	2,240,024	5.7
Jester, LLC	1,340,024	3.4
Brooks Ventures, LLC	1,340,024	3.4
Philips Capital	1,340,024	3.4
Paula Cammarata	1,041,908	2.6
Stuart Hamill	620,613	1.6
Econcapital LLC	600,000	1.5

Total	20,922,617	53.1%

            (1)      Steven Preiss is a member of the Board of Directors.

DISSENTERS' RIGHTS OF APPRAISAL

            There is no provision in the Nevada General Corporation Law or in our Articles of Incorporation or Bylaws, providing our stockholders with dissenters' rights of appraisal to demand payment in cash for their shares of Common Stock in connection with the implementation of any of the proposals described in this Information Statement.

PROPOSALS BY SECURITY HOLDERS

            None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table describes certain information regarding certain individuals who beneficially owned our Common Stock on the Record Date. In general, a person is considered a beneficial owner of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of such security. A person is also considered to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

            The individuals included in the following table are people who we know beneficially own or exercise voting control over 5% or more of our Common Stock; each of our officers and directors; and all executive officers and directors as a group.

Name and address	Common Shares Owned		% Common Shares Owned

Edwin A. Reilly	0		0%
237 Cedar Hill Street, Suite 4 Marlborough, MA 01752
Officer and Director

Steven Preiss	6,200,000		15.7%
237 Cedar Hill Street, Suite 4
Marlborough, MA 01752
Director

Maria DeVito	6,200,000		15.7%
116 Bridges Lane
North Andover, MA 01845

Patricia Jenkins	6,440,096	(1)	16.4%
30 Coachman's Lane
North Andover, MA 01845

Frank LaLoggia	4,710,010		12.0%
5509 Porcher Drive
Myrtle Beach, SC 29577

All Officers and Directors	6,200,000		15.7%
(-2- persons) as a group

            (1) Includes 180,000 shares of common stock that may be acquired by the exercise of 180,000 warrants and also includes 1,340,024 shares owned by Jester, LLC; 1,340,024 shares owned by Brooks Ventures, LLC; and 1,340,024 shares owned by Phillips Capital, all of which are companies principally owned by Ms. Jenkins.

NOTICE TO STOCKHOLDERS OF WRITTEN CONSENT BY MAJORITY STOCKHOLDERS

            The following actions shall be taken based upon the unanimous recommendation by the Board of Directors and the Written Consent without Meeting of Stockholders (the "Written Consent") to: (1) change the name of the Company to Aquamer Medical Technologies, Inc.; (2) increase the authorized shares of Common Stock; (3) file the Amended and Restated Articles of Incorporation; and (4) increase the shares covered under the 1998 Bellacasa Productions, Inc. Stock Option Plan (the "Stock Option Plan").  The Written Consent is attached hereto as Exhibit A.

AMENDMENT TO ARTICLES OF INCORPORATION

            (1) Change of corporate name

            Pursuant to NRS 78.320(2), the Board of Directors proposed that the stockholders authorize an amendment to the Company's Articles of Incorporation to change the name of our corporation to Aquamer Medical Technologies, Inc.  The Board of Directors unanimously approved and adopted the proposed name change on May 4, 2006. The Board of Directors believes that the proposed name change is in the best interest of our Company and that the new name better reflects our business focus in the field of medical technology and our long-term strategy and identity.

            The Consenting Stockholders also approved and adopted an amendment to our Articles of Incorporation to change our corporate name from Bellacasa Productions, Inc. to Aquamer Medical Technologies, Inc.

            The text of the amendment is contained in the Amended and Restated Articles of Incorporation, which is attached to this Information Statement as Exhibit B. The amendment will become effective once the Amended and Restated Articles of Incorporation is filed with the Secretary of State of Nevada. Under federal securities laws, we cannot file the Amended and Restated Articles of Incorporation until at least 20 days after mailing this Information Statement to our stockholders.

            Upon filing the Amended and Restated Articles of Incorporation with the Secretary of State of Nevada, our corporate name will change to Aquamer Medical Technologies, Inc.

            (2) Increase in authorized shares of Common Stock

            Pursuant to NRS 78.320(2), the Board of Directors proposed that the stockholders authorize the amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares to 300,000,000 shares. The number of authorized shares of the Company's preferred stock, par value $0.0001 per share, (the "Preferred Stock") will remain unchanged at 25,000,000 shares.  The Board of Directors unanimously approved the amendment to our Articles of Incorporation to increase to the authorized shares on April 28 , 2006.  The Consenting Stockholders approved and adopted the amendment to our Articles of Incorporation to increase the authorized shares of Common Stock from 50,000,000 shares to 300,000,000 shares on May 4, 2006

            The Board of Directors believes that the proposed increase in authorized shares of Common Stock will help us (i) pursue our business plan; (ii) provide our management with the necessary shares to potentially acquire additional companies or assets, which management believes will increase stockholder value; (iii) provide shares to employees; and (iv) provide shares for flexibility in financing current and future growth.

            As of May __, 2006, there were 39,379,648 shares of Common Stock issued and outstanding. No shares of Preferred Stock have been issued.

            Unless deemed advisable by the Board, no further stockholder authorization would be sought for the issuance of additional authorized shares. Such shares could be used for general corporate purposes, including future financings or acquisitions. The Board of Directors has no immediate plans, intentions, or commitments to issue additional shares of Common Stock for any purpose, including rendering more difficult or discouraging a merger, tender offer, proxy contest or other change in control of the Company.

            We believe that an increase in the number of authorized shares of Common Stock is prudent in order to ensure that a sufficient number of shares of Common Stock are available for issuance in the future if the Board of Directors deems it to be in our best interest. The Board of Directors determined that 250,000,000 additional authorized shares of Common Stock is a reasonable estimate of what might be required to accommodate fundraising and other opportunities involving the issuance of Common Stock in the foreseeable future. Immediately following this increase, the Company will have 210,620,352 shares of Common Stock authorized but unissued and 25,000,000 shares of Preferred Stock authorized but unissued.

            The remaining authorized but unissued shares of Common Stock and Preferred Stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financings or acquisition transactions or as compensation for services, and for issuance pursuant to our Stock Option Plan or employment agreements.

            The Board of Directors will be able to authorize the issuance of shares for any such above transactions without the necessity, and related costs and delays, of either calling a special stockholders' meeting or waiting for a regularly scheduled meeting of stockholders in order to increase the authorized capital. If a particular transaction requires stockholder approval by law or any stock exchange rules or were otherwise deemed advisable by the Board of Directors, then the matter would be referred to the stockholders for their approval notwithstanding that we may have the requisite number of voting shares to consummate the transaction without such stockholder approval.

            This amendment to our Articles of Incorporation is not intended to have any anti-takeover effect. However, our stockholders should note that the availability of additional authorized but unissued shares of Common Stock could make any attempt to gain control of our Company or the Board of Directors or to remove management more difficult or time consuming.  Although the Board of Directors currently has no intention of doing so, it could issue shares of Common Stock and Preferred Stock in order to dilute the percentage of Common Stock and Preferred Stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination. We have no present intention to use the increased authorized Common Stock and Preferred Stock for anti-takeover purposes.

            The text of the amendment is contained in the Amended and Restated Articles of Incorporation, which is attached to this Information Statement as Exhibit B. The amendment will become effective once the Amended and Restated Articles of Incorporation is filed with the Secretary of State of Nevada. Under federal securities laws, we cannot file the Amended and Restated Articles of Incorporation until at least 20 days after mailing this Information Statement to our stockholders.

            Upon filing the Amended and Restated Articles of Incorporation with the Secretary of State of Nevada, our authorized shares of Common Stock will increase from 50,000,000 shares to 300,000,000 shares and our shares of authorized Preferred Stock will be unchanged at 25,000,000 shares.

            (3)   Restatement of Amended Articles of Incorporation

            On April 28, 2006, our Board of Directors approved the filing of the Amended and Restated Articles of Incorporation with the Nevada Office of the Secretary of State to reflect our name change and increase in our authorized Common Stock in the interest of having a single document for ease of reference. While we could simply amend our Articles of Incorporation to reflect the name change and the increase in authorized Common Stock, management believes it is in the best interests of the Company to have one document encompassing all provisions set forth in our Articles of Incorporation.

            The Board of Directors recommended that our stockholders approve and ratify such action. On May 4, 2006, the Consenting Stockholders approved and adopted the Amended and Restated Articles of Incorporation.  The text of the Amended and Restated Articles of Incorporation is attached to this Information Statement as Exhibit B. The Amended and Restated Articles of Incorporation will become effective once it is filed with the Secretary of State of Nevada. Under federal securities laws, we cannot file the Amended and Restated Articles of Incorporation until at least 20 days after mailing this Information Statement to our stockholders.

            (4)   Increase of Shares covered under Stock Option Plan

            On April 28, 2006, the Board of Directors unanimously adopted, and the Consenting Stockholders approved and adopted the amendment to the Stock Option Plan to increase the number of shares authorized to be issued under the Stock Option Plan from 1,000,000 shares of Common Stock to 5,000,000 shares of Common Stock. No other changes to the Stock Option Plan were adopted by the Board of Directors or the Consenting Stockholders.

            The Stock Option Plan was originally authorized by the Board of Directors and adopted by a majority of our stockholders on July 29, 1998. The Stock Option Plan authorizes the granting of options to purchase up to 1,000,000 shares of Common Stock.

            Since the inception of the Stock Option Plan, no options had been granted until February 2005, at which time 450,000 stock options were granted under the Stock Option Plan: 400,000 stock options to Stuart J. Hamill, a consultant to the Company, and 50,000 stock options to Kevin Davidson, a director. The exercise price of these stock options is $0.15 per share and has an expiration date of February 24, 2010. Upon Mr. Davidson's resignation on April 25, 2005, he relinquished his rights to the stock options that had been granted to him. On October 1, 2005, Mr. Hamill was granted stock options to acquire an additional 200,000 shares of Common Stock.  These additional stock options expire on February 24, 2010 and have an exercise price of $0.20 per share.  At the respective dates of issuance, the fair value of the 600,000 stock options, which totaled $21,600, was charged to expense and credited to Stockholders' equity - Additional paid-in capital.  As of December 31, 2005, and May __, 2006, no other stock options had been granted under the Stock Option Plan, and the total of stock options outstanding was 600,000.

            Stock options may qualify as either non-qualified options or incentive stock options under Section 422 of the Internal Revenue Code. Any incentive stock option granted under the Stock Option Plan must provide for an exercise price of at least 100% of the fair market value on the date of such grant and a maximum term of ten years.  If an employee owns more than 10% of our Common Stock, the exercise price of any incentive option granted must be at least 110% of fair market value and must be exercised within five years after the grant.

            All of our officers, directors, key employees and consultants are eligible to receive non-qualified options under the Stock Option Plan. Only officers, directors and employees who are formally employed by us are eligible to receive incentive options.

            All incentive options are non-assignable and non-transferable, except by will or by the laws of descent and distribution. If an optionee's employment is terminated for any reason other than death, disability or termination for cause, the stock option will lapse on the earlier of the expiration date or three months following the date of termination. If the optionee dies during the term of employment, the stock option will lapse on the earlier of the expiration date of the option or the date one-year following the date of death. If the optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code, the stock option will lapse on the earlier of the expiration date or one year following the date of such disability.

            The Board of Director is responsible for the selection of option recipients, as well as the type of option granted, the number of shares covered by the option and the exercise price.

Executive Compensation

            Summary Compensation Table

            The following table sets forth the cash compensation paid by the Company to its President and all other executive officers for services rendered during the fiscal years ended December 31, 2000 through 2005, as applicable.

Annual Compensation
Name and Principal Position	Year	Salary		Bonus	Other Annual Compensation

Frank LaLoggia, President and CEO(2)	2000	$ 25,000	(1)	-0-	-0-
	2001	100,000	(1)	-0-	-0-
	2002	54,000	(2)	-0-	-0-
	2003	-0-		-0-	-0-
	2004	(169,000	)(3)	-0-	-0-

Richard Gagne, President and CEO(5)	2003	-0-		-0-	-0-
	2004	-0-		-0-	-0-	(4)
	2005	-0-		-0-	-0-

Steven Preiss, President and CEO(6)	2003	-0-		-0-	-0-
	2004	-0-		-0-	-0-
	2005	-0-		-0-	-0-

Edwin A. Reilly, President and CEO(7)	2005	-0-		-0-	-0-

            (1) On August 31, 2000, we entered into a one-year employment agreement with Mr. Frank LaLoggia, which was extended until August 31, 2002. The agreement took effect October 1, 2000 and provided for annual salary of $100,000 and standard benefits. In 2000, Mr. LaLoggia's salary of $25,000 was accrued but not paid. In 2001, his salary of $100,000 was also accrued but not paid.

            (2) On July 17, 2002, Mr. LaLoggia resigned his positions with Bellacasa and terminated his employment agreement. During 2002, prior to his resignation, Mr. LaLoggia was paid $10,000 and $44,000 was accrued but unpaid.

            (3) On May 28, 2004, in exchange for transferring all of Bellacasa's rights in the screenplays "The Giant" and "Hands," Mr. LaLoggia waived all monies owed him, including unpaid salary of $169,000.

            (4) On August 25, 2004, our board of directors authorized the issuance of 80,000 shares of common stock as compensation for Mr. Gagne's service as president and member of the board of directors.

            (5) Mr. Gagne resigned as president, effective January 26, 2005.

            (6) Mr. Preiss served as president from January 26, 2005 until September 20, 2005. Prior to our acquisition of Aquamer, he served as Aquamer's Chairman of the Board.

            (7) Mr. Reilly was appointed to the positions of Chairman of the Board, Chief Executive Officer and President and Acting Chief Financial Officer, effective September 20, 2005.

Directors' Compensation

            Directors who are also employees receive no additional compensation for attending board meetings. Our directors will be reimbursed for reasonable expenses incurred in attending meetings. No directors' fees have been paid to date. Directors may also be granted stock options under our Stock Option Plan. On August 25, 2004, the Board of Directors authorized the issuance of 50,000 shares of Common Stock to Ms. Helmond as compensation for her service as a member of the Board of Directors.

Employment Agreements

            The Company is not a party to any employment agreements.

Certain Relationships and Related Transactions

            Prior to our acquisition of Aquamer, Inc., Steven Preiss, our director and former President, executed an unsecured $29,000 promissory note payable to Aquamer, Inc. The note bears interest at 4% and is payable on demand. As of December 31, 2005, the total balance outstanding, including interest of $4,594, was $33,594. Interest accrued for the year ended December 31, 2005 was $1,160.

AVAILABLE INFORMATION

            We are subject to the informational requirements of the Exchange Act and must file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The reports, information statements and other information we file with the SEC can be inspected and copied at the Commission Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The Commission also maintains a Web site (http://www.sec.gov) that contains reports, proxy, and information statements and other information regarding registrants, like us, which file electronically with the SEC.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

/s/ Edwin A. Reilly
Edwin A. Reilly
President and Chief Executive Officer
May__, 2006
Marlborough, Massachusetts

EXHIBIT A

WRITTEN CONSENT WITHOUT MEETING OF STOCKHOLDERS

TO CHANGE THE CORPORATE NAME TO AQUAMER MEDICAL TECHNOLOGIES, INC.;
TO INCREASE AUTHORIZED SHARES OF COMMON STOCK;
TO FILE THE AMENDED AND RESTATED ARTICLES OF INCORPORATION; AND
TO INCREASE SHARES COVERED UNDER STOCK OPTION PLAN

Pursuant to NRS 78.320(2), the Board of Directors proposes that the stockholders authorize the Amendment of the Company's Articles of Incorporation to:

             1. change the name of our Company to Aquamer Medical Technologies, Inc;

             2. increase the authorized shares of our Common Stock, par value $0.0001, from 50,000,000 to 300,000,000; and

             3. file Restated Articles of Incorporation to reflect the change of our corporate name and the increase of the authorized shares of our Common Stock;

and to also approve an amendment to the 1998 Bellacasa Productions, Inc. Stock Option Plan (the "Stock Option Plan"), to increase the number of shares of Common Stock covered under the Stock Option Plan from 1,000,000 shares to 5,000,000 shares and changing the name of the Stock Option Plan to reflect the change of our corporate name.  Changing the Stock Option Plan does not require amending our Articles of Incorporation.

             The Board of Directors believes that the proposed increase in the authorized shares of Common Stock will provide management with the necessary shares to pursue our business plan, to possibly acquire additional companies or assets, which management believes may increase stockholder value; provide shares as incentives to employees for meeting and/or exceeding growth goals and provide shares for flexibility in financing current and future growth of our Company.

             Unless deemed advisable by the Board of Directors, no further stockholder authorization would be sought for the issuance of such additional authorized shares. Such shares could be used for general corporate purposes, including future financings or acquisitions. Except as noted above, but not limited to, the Board of Directors has no immediate plans, intentions, or commitments to issue additional shares of Common Stock for any purpose, including rendering more difficult or discouraging a merger, tender offer, proxy contest or other change in control of the Company.

Your Board of Directors recommends a vote FOR the following proposals:

RESOLVED:  that the Company's Articles of Incorporation are hereby amended and restated as follows:

ARTICLE ONE: The name of the Corporation is Aquamer Medical Technologies, Inc.

ARTICLE TWO: The number of shares that the Corporation is authorized to issue and the par value of the shares shall be 300,000,000 common shares with a par value of $0.0001 (the "Common Stock") and 25,000.000 preferred shares with par value of $0.0001 (the "Preferred Stock"). The Corporation is authorized to issue bonds, debentures, warrants and options. The Common Stock and Preferred Stock both are to "take on any characteristic that the Board of Directors directs."

ARTICLE THREE: The purpose of the Corporation shall be for the transaction of any lawful business, and to promote and conduct any legitimate object or purpose allowed pursuant to NRS 78.030.

ARTICLE FOUR: The Corporation accepts a provision eliminating or limiting the personal liability of directors, officers or stockholders for damages for breach of fiduciary duty as a director or officer, but such provision must not eliminate or limit the liability of a director or officer for (a) Acts or omissions which involve intentional misconduct, fraud, or knowing violation of law; or (b) The payments of distributions in violation of NRS 78.300.

and FURTHER RESOLVED: that the Stock Option Plan be amended to increase the number of shares of Common Stock covered under the Bellacasa Stock Option Plan from 1,000,000 shares to 5,000,000 shares and to change the name of the Stock Option Plan to reflect the change of our corporate name.

IN WITNESS WHEREOF, the undersigned sole-officer has hereunto subscribed his name this 28th day of April, 2006.

/s/ Edwin A. Reilly
_______________
Edwin A. Reilly
President and Chief Executive Officer

I, _________________________________ the undersigned, as owner of _____________________ shares of common voting stock in Bellacasa Productions, Inc., represented by certificate(s) ___________________ , hereby votes in favor of Amending and Restating the Articles of Incorporation and  Amending the Company's Stock Option Plan, all of which actions have been approved by the Company's Board of Directors.

Address: ______________________________________

_____________________________________________

SIGNATURE: _________________________________

Print Name: ___________________________________

Witness: ______________________________________

Dated: May 4, 2006

                                    CONSENTING
                                    MAJORITY STOCKHOLDERS:

                                    /s/ Steven Preiss
                                    __________________________
                                    Steven Preiss

                                    /s/ Maria DeVito
                                    __________________________
                                    Maria DeVito

                                    /s/ Patricia Jenkins
                                    __________________________
                                    Patricia Jenkins

                                    /s/ Jester, LLC
                                    __________________________
                                    Jester, LLC

                                    /s/ Brooks Ventures, LLC
                                    __________________________
                                   Brooks Ventures, LLC

                                    /s/ Philips Capital
                                   _________________________
                                   Philips Capital

                                    /s/ Paula Cammarata
                                    __________________________
                                   Paula Cammarata

                                    /s/ _Stuart Hamill
                                    _________________________
                                   Stuart Hamill

                                    /s/ Econcapital LLC
                                    __________________________
                                    Econcapital, LLC

EXHIBIT B

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
BELLACASA PRODUCTIONS, INC.

To the Secretary of State
State of Nevada

             Pursuant to the provisions of Nevada Revised Statutes, Title 7, Chapter 78, the undersigned officer of Bellacasa Productions, Inc. (the "Corporation"), a for-profit corporation organized under the laws of the State of Nevada, does hereby certify that the following is the entire text of the Articles of Incorporation of the Corporation as heretofore amended and as hereby restated, and that the Board of Directors of the Corporation at a meeting duly convened and held on the 28th day of April, 2006 adopted resolutions to amend and restate the Corporation's Articles of Incorporation as follows:

ARTICLE ONE: The name of the Corporation is Aquamer Medical Technologies, Inc.

ARTICLE TWO: The number of shares that the Corporation is authorized to issue and the par value of the shares shall be 300,000,000 common shares with a par value of $0.0001 (the "Common Stock") and 25,000,000 preferred shares with par value of $0.0001 (the "Preferred Stock"). The Corporation is authorized to issue bonds, debentures, warrants and options. The Common Stock and Preferred Stock both are to "take on any characteristic that the Board of Directors directs."

ARTICLE THREE: The purpose of the Corporation shall be for the transaction of any lawful business, and to promote and conduct any legitimate object or purpose allowed pursuant to NRS 78.030.

ARTICLE FOUR: The Corporation accepts a provision eliminating or limiting the personal liability of directors, officers or stockholders for damages for breach of fiduciary duty as a director or officer, but such provision must not eliminate or limit the liability of a director or officer for (a) Acts or omissions which involve intentional misconduct, fraud, or knowing violation of law; or (b) The payments of distributions in violation of NRS 78.300.

             The number of shares of the Corporation outstanding and entitled to vote on an amendment to and restatement of the Articles of Incorporation is 39,379,648 shares of Common Stock. The foregoing Amended and Restated Articles of Incorporation has been consented to and approved by a majority vote of the stockholders holding at least a majority of the Common Stock outstanding and entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned sole-officer has hereunto subscribed his name this __day of May, 2006.

______________
Edwin A. Reilly
President and Chief Executive Officer